                                Eaton Corporation
                         2004 Annual Report on Form 10-K
                                   Item 15(c)
                                   Exhibit 24
                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint, Richard H. Fearon, Billie K. Rawot or William J. Nowak his or her true and lawful attorney, for him or her and in his or her name, place and stead to subscribe, as attorney-in-fact, his or her signature as Director or Officer or both, as the case may be, of Eaton Corporation, an Ohio corporation, to its Annual Report on Form 10-K for the year ended December 31, 2004 pursuant to the Securities Exchange Act of 1934, and to any and all amendments to that Annual Report, hereby giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall not apply to any Annual Report on Form 10-K or amendment thereto filed after December 31, 2005.

     IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio this 23rd day of February 2005.


/s/ Alexander M. Cutler                 /s/ Richard H. Fearon
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Alexander M. Cutler, Chairman           Richard H. Fearon,
and Chief Executive Officer;            Executive Vice President--Chief
President; Principal Executive          Financial and Planning Officer;
Officer; Director                       Principal Financial Officer


/s/ Billie K. Rawot                     /s/ Michael J. Critelli
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Billie K. Rawot,                        Michael J. Critelli, Director
Vice President and Controller;
Principal Accounting Officer


/s/ Ernie Green                         /s/ Ned C. Lautenbach
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Ernie Green, Director                   Ned C. Lautenbach, Director


/s/ Deborah L. McCoy                    /s/ John R. Miller
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Deborah L. McCoy, Director              John R. Miller, Director


/s/ Gregory R. Page                     /s/ Kiran M. Patel
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Gregory R. Page, Director               Kiran M. Patel, Director


/s/ Victor A. Pelson                    /s/ Gary L. Tooker
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Victor A. Pelson, Director              Gary L. Tooker, Director